Virtus Alternative Income Solution Fund and Virtus Alternative Total Solution Fund,

each a series of Virtus Alternative Solutions Trust

Supplement dated March 7, 2016 to the

Summary and Statutory Prospectuses,

each dated February 29, 2016

Important Notice to Investors

The following sentence is hereby added as the last sentence in the first paragraph after the bolded list of strategies under “Principal Investment Strategies” in each fund’s summary prospectus and in the summary section for each fund of the statutory prospectus: “The fund also may invest in exchange-traded funds (ETFs) in order to gain exposure to particular markets or asset classes.”

Accordingly, the following disclosure is hereby added to each fund’s summary prospectus and in the summary section for each fund of the statutory prospectus under “Principal Risks:”

➢	Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

Additionally, the chart in the section “More Information About Risks Related to Principal Investment Strategies” is hereby amended to include an “X” for each fund in the row entitled “Exchange-Traded Funds” and the chart in the section “Risks Associated with Additional Investment Techniques and Fund Operations” is hereby amended to remove the “X” for each fund, to indicate that the risk is now associated with a principal investment strategy for each fund.

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8034 AltIncomeAltTotalETFRisk (03/2016)